ORITANI FINANCIAL CORP.

Annual Shareholder Meeting

November 26, 2013

Fiscal Year Comparison

Dollars in Thousands except per share amounts	FY 2013	FY 2012	YoY Change
Assets	$2,830,402	$2,700,982	**4.8%**
Gross Loans	$2,307,163	$2,024,004	**14.0%**
Non-time Deposits	$948,631	$820,157	**15.7%**
Basic Earnings Per Share	$0.94	$0.72	**30.6%**
TBV Per Share	$11.39	$11.30	**0.8%**
Common Shares Outstanding	45,391,031	45,198,765	**0.4%**
Dividends Per Share*	$0.625	$0.50	**25.0%**
Non-Performing Assets	$25,652	$21,082	**21.7%**

- Stable asset growth
  - Driven by prudent loan underwriting
- Strong core deposit growth
- CRE and multi-family loan growth initiative translating to bottom line
- Shareholder oriented capital management
  - Repurchase program
  - Increased dividends
  - $0.40 special dividend in Q2 2013
- Proactive approach to non-performers

Financial data is presented for Oritani's Calendar Year Ended June 30 for each respective year
*FY 2013 is presenting excluding a special dividend of $0.40 per share

First Quarter Financial Highlights

Dollars in Thousands except per share amounts	9/30/13	9/30/12	YoY Change
Assets	$2,823,635	$2,771,027	**1.9%**
Gross Loans	$2,316,726	$2,148,877	**7.8%**
Non-time Deposits	$976,107	$818,370	**19.3%**
Basic Earnings Per Share	$0.24	$0.22	**9.1%**
TBV Per Share	$11.54	$11.41	**1.1%**
Common Shares Outstanding	45,653,073	45,207,715	**1.0%**
Dividends Per Share	$0.175	$0.15	**16.7%**
Non-Performing Assets	$25,697	$29,112	**(11.7%)**

- Executing all strategic objectives disclosed to shareholders
- Balance sheet strategies have had a significant positive impact on earnings
- Decreasing provision for loan losses
- Strong profitability driven by one of the lowest efficiency ratios in the country
- Operating at one of the highest ROAs in the country

Strong Asset Growth Trajectory

- Oritani continues to experience strong balance sheet growth as larger lenders experience market dislocation



Dollars in thousands
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$1.19 B
$1.44 B
$1.91 B
$2.48 B
$2.59 B
$2.70 B
$2.83 B
$2.82 B
14.8% CAGR
2007
2008
2009
2010
2011
2012
2013
Q1 2014
Total Assets

Financial data is presented for Oritani's Calendar Year Ended June 30 for each respective year

Stable, Disciplined Loan Growth

- Oritani's focus on commercial real estate and multifamily loans has been a source of strength
- Commercial real estate loans increased from $240 million in June 30, 2007 to $1.2 billion as of September 30, 2013



Dollars in thousands
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$0.77 B
$1.02 B
$1.30 B
$1.53 B
$1.70 B
$2.02 B
$2.31 B
$2.32 B
19.3% CAGR
2007
2008
2009
2010
2011
2012
2013
Q1 2014
Residential
Multi-family
Commercial Real Estate
Second Mortgage and Equity
Construction and Land
Other + Deferred Fees

Financial data is presented for Oritani's Calendar Year Ended June 30 for each respective year

Continued Focus on Core Deposit Growth

- Oritani's core deposit gathering efforts has resulted in improved funding costs for the Company



Dollars in thousands
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$0.70 B
$0.70 B
$1.13 B
$1.29 B
$1.38 B
$1.39 B
$1.42 B
$1.42 B
3.18%
3.44%
2.75%
1.76%
1.21%
0.93%
0.62%
0.57%
2007
2008
2009
2010
2011
2012
2013
Q1 2014
Time Deposits
Non-Time Deposits
Cost of Deposits

Financial data is presented for Oritani's Calendar Year Ended June 30 for each respective year

Disciplined Underwriting Culture

- Oritani's asset quality profile has remained strong in a difficult operating environment
- Maintain disciplined underwriting standards and proactive approach to problem assets



Dollars in thousands
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.66%
0.74%
0.78%
1.04%
1.15%
1.02%
0.91%
0.91%
2010
2011
2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Loan Loss Provision
NPAs/ Assets

Financial data is presented for Oritani's Calendar Year Ended June 30 for each respective year

Steady Improving Profitability In Volatile Environment

- Oritani's shareholder capital management has helped drive improved EPS

Net Income Trends Since 2nd Step Conversion *(Dollars in thousands except per share amounts)*



$50,000
$40,000
$30,000
$20,000
$10,000
$0
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$8,364
$0.15
$28,507
$0.54
$31,650
$0.72
$39,544
$0.94
$41,496
$0.96
2010
2011
2012
2013
Q1 2014 Annualized
Net Income
Basic Earnings Per Share

Financial data is presented for Oritani's Calendar Year Ended June 30 for each respective year

Steady Improving Profitability In Volatile Environment

- Execution of balance sheet strategies has helped propel income statement results



ROAA Trends Since 2nd Step Conversion
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
2010
2011
2012
2013
Q1 2014
0.41%
1.13%
1.21%
1.43%
1.47%
0.73%
0.85%
0.75%
0.79%
0.82%
ORIT ROAA
Median Peer ROAA

Financial data is presented for Oritani's Calendar Year Ended June 30 for each respective year. Peer group is detailed on page 15

Accelerating Net Interest Margin

- Oritani's spread and margin increased steadily through the 2013 fiscal year end and remains steady in the most recent quarter
- This performance has been attained despite operating in an environment that places significant pressure on spread and margin
- Oritani's peers have experienced significant margin decline over the same period



4.00%
3.50%
3.00%
2.50%
2.00%
3.25%
3.57%
3.36%
3.60%
3.55%
3.64%
3.69%
3.36%
3.67%
3.35%
2010
2011
2012
2013
Q1 2014
ORIT Net Interest Margin
Peer Median Net Interest Margin

Financial data is presented for Oritani's Calendar Year Ended June 30 for each respective year. Peer group is detailed on page 15

Continued Focus on Cost Control

- Oritani has been keenly focused on controlling costs while growing top line revenues throughout a volatile environment



70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
48.2%*
54.1%
36.7%
58.2%
37.7%
56.1%
36.7%
60.6%
36.6%
61.2%
2010
2011
2012
2013
Q1 2014
ORIT Efficiency Ratio
Median Peer Efficiency Ratio

*Excludes non-recurring expense associated with the accelerated vesting of stock awards and options triggered by the second step transaction and income from problem loan dispositions. Including these items, the actual efficiency ratio was 62.5%

Financial data is presented for Oritani's Calendar Year Ended June 30 for each respective year. Peer group is detailed on page 15

Shareholder Friendly Capital Management

- Oritani strives to balance its strategy of deploying excess capital in a shareholder friendly manner while also maintaining healthy capital levels
  - June 22, 2011: Announced share repurchase program for 10% of outstanding shares
  - September 14, 2011: Announced second share repurchase for another 10% of outstanding shares
  - November 14, 2011: Announced third share repurchase program for 5% of outstanding shares, with 1,801,381 shares yet to be repurchased as of June 30, 2013
  - November 20, 2012: Declared special dividend of $0.40 per share
  - April 25, 2013: Increased quarterly dividend to $0.175 per share

	2010	2011	2012	2013	Q1 2014
Tier 1 Ratio	38.4%	34.2%	23.2%	20.9%	21.1%
Total RBC Ratio	39.6%	35.5%	24.5%	22.2%	22.4%
Tier 1 To Average Assets	31.6%	25.1%	19.0%	18.3%	18.5%
TCE Ratio	26.0%	24.9%	18.9%	18.3%	18.7%
Dividends Per Share*	$0.18	$0.375	$0.50	$0.625	$0.70
Share Repurchase Plan?	-	✓	✓	✓	✓
Common Shares Outstanding	56,202,485	55,513,265	45,198,765	45,391,031	45,653,073

Financial data is presented for Oritani's Calendar Year Ended June 30 for each respective year
*Q1 2014 dividend presented annualized

Price Performance Since 2nd Step Conversion

- Since Oritani's 2nd step conversion, the Company has significantly outperformed the Nasdaq Bank Index
  - Oritani's business model has provided stability in difficult markets



80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
6/23/2010
8/23/2010
10/23/2010
12/23/2010
2/23/2011
4/23/2011
6/23/2011
8/23/2011
10/23/2011
12/23/2011
2/23/2012
4/23/2012
6/23/2012
8/23/2012
10/23/2012
12/23/2012
2/23/2013
4/23/2013
6/23/2013
8/23/2013
10/23/2013
63%
59%
41%
ORIT
Nasdaq Bank
S&P 500

Source: SNL Financial
Data as of November 20, 2013

QUESTIONS & ANSWERS

ORITANI FINANCIAL CORP.

Appendix: Oritani Peer Data

ORITANI FINANCIAL CORP.

Institution Name	Ticker	City, State	Total Assets ($mm)
Investors Bancorp, Inc. (MHC)	ISBC	Short Hills, NJ	$13,807
NBT Bancorp Inc.	NBTB	Norwich, NY	7,669
Brookline Bancorp, Inc.	BRKL	Boston, MA	5,236
Flushing Financial Corporation	FFIC	Lake Success, NY	4,732
Sterling Bancorp	STL	Montebello, NY	4,049
Dime Community Bancshares, Inc.	DCOM	Brooklyn, NY	4,015
Lakeland Bancorp, Inc.	LBAI	Oak Ridge, NJ	3,299
Kearny Financial Corp. (MHC)	KRNY	Fairfield, NJ	3,238
Hudson Valley Holding Corp.	HVB	Yonkers, NY	3,022
Northfield Bancorp, Inc.	NFBK	Woodbridge, NJ	2,727
First of Long Island Corporation	FLIC	Glen Head, NY	2,363
OceanFirst Financial Corp.	OCFC	Toms River, NJ	2,286
Suffolk Bancorp	SUBK	Riverhead, NY	1,725
		Average	$4,475
		Median	$3,299

Source: SNL Financial as of the most recent reported quarter